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                    SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.




                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




             Date of Report (Date of earliest event reported)
                               April 8, 1994




                             ENSERCH Corporation
           (Exact name of Registrant as specified in its charter)




     Texas                         1-3183                      75-0399066
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
 incorporation)




ENSERCH Center, 300 S. St. Paul, Dallas, Texas                        75201
 (Address of principal executive offices)                          (Zip Code)





Registrant's telephone number, including Area Code:              214-651-8700

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ITEM 7.        Financial Statements and Exhibits


Exhibit 4

       Statement of Resolution Establishing Adjustable Rate
       Cumulative Preferred Stock, Series F, to be used in connection with securities issued pursuant to Registration Statement No. 33-52525.

Exhibit 5

       Tax Opinion of Mudge Rose Guthrie Alexander & Ferdon with respect to certain tax matters relating to the Adjustable Rate Cumulative Preferred Stock, Series F, issued pursuant to Registration Statement No. 33-52525.

Exhibit 23

       Consent of Mudge Rose Guthrie Alexander & Ferdon (included in Exhibit 5 hereto).


                                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ENSERCH Corporation



Date:  April 8, 1994                         By:     /s/ Jerry W. Pinkerton
                                                        Jerry W. Pinkerton
                                                 Vice President and Controller,
                                                    Chief Accounting Officer